UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2025

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 Third Avenue
27th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 507-5710

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to the Agreement and Plan of Merger

On January 7, 2025, Staffing 360 Solutions, Inc. a Delaware corporation (the “Company”), Atlantic International Corp., a Delaware corporation (“Atlantic”) and A36 Merger Sub Inc., a Delaware Corporation and a wholly-owned subsidiary of Atlantic (“Merger Sub”), entered into that certain First Amendment (the “Amendment”) to the Agreement and Plan of Merger (as amended, the “Merger Agreement”).

Pursuant to the Amendment, upon completion of the merger (the “Merger”), each share Series H Convertible Preferred Stock (“Series H Preferred Stock”) and Series I Preferred Stock (the “Series I Preferred Stock”) immediately prior to the effective time of the Merger, other than certain excluded shares, will be canceled and converted into the right to receive a number of shares of validly issued, fully paid and nonassessable shares of common stock of Atlantic, par value of $0.00001 per share (the “Atlantic Common Stock”), equal to the applicable Exchange Ratio (as defined in the Amendment) for the Series H Preferred Stock and the Series I Preferred Stock, with any resulting fractional shares to be rounded to the nearest whole share.

Pursuant to the Amendment, at or prior to the closing of the Merger (the “Closing”), the Company shall enter into a signed settlement agreement (the “Jackson Agreement”) with Jackson Investment Group, LLC (“Jackson”). Pursuant to the Jackson Agreement, (i) all interest accrued and payable to Jackson will be waived or forgiven and (ii) the principal amount of the Loan will be converted into 5,600,000 shares of Series I Preferred Stock. Additionally, pursuant to the Amendment and further agreement between the applicable parties, Jackson shall enter into a lock-up agreement such that the Merger Consideration (as defined in the Merger Agreement) for all of the Series I Preferred Stock are subject to a lock up period for the one year after the Closing, provided, however, that 600,000 shares of Merger Consideration shall be freely tradable following the Closing.

Pursuant to the Amendment, at or prior to the Closing, the applicable parties shall enter into signed agreements, pursuant to which any amounts owed in Earned Contingent Cash Payment (as defined in the Merger Agreement) shall be converted into 5,000,000 shares of Series H Preferred Stock and any interest/dividends or other payments due from the Company related to the Series H Preferred Stock shall be waived. Additionally, pursuant to the Amendment, the applicable parties shall enter into lock-up agreements such that the Merger Consideration for all shares of Series H Preferred Stock are (A) subject to a lock up for the 6 months after Closing as follows; (B) 1,750,000 shares of Atlantic Common Stock are subject to a lock-up for the period starting on 6 months after Closing until 9 months after Closing; (C) 875,000 shares of Atlantic Common Stock are subject to a lock-up for the period starting on 9 months after Closing until 12 months after Closing; (D) the lock-up shall terminate 12 months after Closing and (E) the lock-up shall not apply to the extent shares of Atlantic Common Stock must be sold to pay any taxes from such applicable holder.

Additionally, pursuant to the Amendment, the Termination Date (as defined in the Merger Agreement) is extended to March 31, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1, and incorporated herein by reference.

Amendment Nos. 35 and 36 to Credit and Security Agreement with MidCap

On January 2, 2025, the Company entered into Amendment No. 35 to Credit and Security Agreement and Limited Waiver (“Amendment No. 35”), effective as of December 27, 2024, by and among the Company, as Parent, Monroe Staffing Services, LLC, a Delaware limited liability company, Faro Recruitment America, Inc., a New York corporation, Lighthouse Placement Services, Inc., a Massachusetts corporation, Key Resources, Inc., a North Carolina Corporation, Headway Workforce Solutions, Inc., a Delaware corporation, Headway Employer Services LLC, a Delaware limited liability company, Headway Payroll Solutions, LLC, a Delaware limited liability company, Headway HR Solutions, Inc., a New York corporation, and NC PEO Holdings, LLC, a Delaware limited liability company, collectively, as borrowers (collectively, the “Borrowers”), and MidCap Funding IV Trust, as agent for the lenders (as successor by assignment to MidCap Funding X Trust, “MidCap”) and the lenders party thereto from time to time (the “Lenders”), which such Amendment No. 35 amends that certain Credit and Security Agreement, dated as of April 8, 2015 (as amended and restated, supplemented, or otherwise modified from time to time, the “Credit and Security Agreement”), by and among the Company, the Borrowers, MidCap and the Lenders. Pursuant to Amendment No. 35, the Commitment Expiry Date (as defined in the Credit and Security Agreement) is extended to January 3, 2025.

On January 8, 2025, the Company, the Borrowers, MidCap, and the Lenders entered into Amendment No. 36 to Credit and Security Agreement (“Amendment No. 36”), effective as of January 3, 2025. Pursuant to Amendment No. 36, (i) the Commitment Expiry Date is extended to January 10, 2025, and (ii) the Additional Reserve Amount (as defined in the Credit and Security Agreement) is amended to be, as of any date of determination, $490,000.

Additionally, in consideration for MidCap’s agreement to enter into Amendment No. 36, the Company has agreed to pay to MidCap a modification fee of $150,000, which such fee shall be non-refundable and fully earned as of January 3, 2025.

The foregoing descriptions of Amendment No. 35 and Amendment No. 36 do not purport to be complete and are qualified in their entirety by reference to the full text of Amendment No. 35 and Amendment No. 36, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Limited Consents to Intercreditor Agreement

On January 2, 2025, and January 8, 2025, in connection with Amendment No. 35 and Amendment No. 36, respectively, the Company entered into Limited Consents to the Intercreditor Agreement, dated as of September 15, 2017, as amended, by and between the Company and Jackson, which each such Limited Consent permits the Company’s entry into Amendment No. 35 and Amendment No. 36, respectively.

Important Information about the Merger and Where to Find It

In connection with the Merger, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4, as may be amended, that will include a consent solicitation or proxy statement, as applicable, pertaining to the Company and Atlantic. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Merger and is not a substitute for any other documents that the Company may file with the SEC. It is not intended to form the basis of any investment decision or any other decision in respect to the Merger. Investors and stockholders will be able to obtain free copies of the consent solicitation statement or proxy statement, as applicable. and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.staffing360solutions.com), where anyone will be able to obtain free copies of the consent solicitation statement or proxy statement and other documents filed by the Company with the SEC and stockholders are urged to read the consent solicitation statement or proxy statement, as applicable, and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of consents in connection with the Merger. Information about the Company’s directors and executive officers is included in the Company’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the proposed transaction will be included in the consent solicitation statement or proxy statement, as applicable, relating to the Merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements Regarding the Merger

This Current Report on Form 8-K, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the benefits of the Merger, the anticipated timing of the completion of the Merger, the services offered Atlantic and the markets in which Atlantic plans to operate, the advantages of Atlantic’s services, Atlantic’s competitive landscape and positioning, and Atlantic’s growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management, and Atlantic and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger;

●	the outcome of any legal proceedings that may be instituted against Atlantic or the Company related to the Merger;

●	failure of the Company and Atlantic to realize the anticipated benefits of the Merger;

●	the inability to satisfy the initial listing criteria of the Nasdaq Capital Market (“Nasdaq”) or obtain Nasdaq approval of the initial listing of the combined company on Nasdaq;

●	the ability the Company to maintain its listing on Nasdaq;

●	the risk that the price of shares subsequent to the Merger may be volatile due to a variety of factors, including changes in the highly competitive industry in which Atlantic operates, variations in performance across competitors, changes in laws and regulation that may impose additional costs and compliance burdens on Atlantic’s operations, macro-economic and social environments affecting Atlantic’s business and changes in the combined capital structure;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Merger;

●	the risk that Atlantic may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern; and

●	the risk that Atlantic’s estimates of market demand may be inaccurate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1+	First Amendment to Agreement and Plan of Merger among Staffing 360 Solutions, Inc, A36 Merger Sub Inc. and Atlantic International Corp., dated January 7, 2025.
10.1	Amendment No. 35 to the Credit and Security Agreement, effective as of December 27, 2024, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust.
10.2	Amendment No. 36 to the Credit and Security Agreement, effective as of January 3, 2025, by and between Staffing 360 Solutions, Inc. and MidCap Funding X Trust.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2025	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer